UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Lancaster Ave #336, Wayne, PA 19087

(Address of Principal Executive Offices, and Zip Code)

(202) 987-8368

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2026, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of BTCS Inc. (the “Company”), the Board approved revisions to the Company’s 2026 Annual Performance Incentive Program applicable to the Company’s executive officers and employees.

These revised milestones replace the performance milestones previously disclosed in the Company’s Current Report on Form 8-K filed January 5, 2026.

Revision to 2026 Annual Performance Incentive Program

The Company’s revised executive and company-wide compensation program for 2026 reflects a continued focus on aligning leadership and employee incentives with measurable performance outcomes, particularly in areas critical to the Company’s operational and financial success. Similar to 2025, executive officers of the Company will not receive any discretionary bonuses in 2026. The following revised performance milestones will serve as the sole determinant of annual incentive compensation in 2026, reflecting the Company’s ongoing emphasis on a results-driven methodology. The revised 2026 annual performance incentive program includes clearly defined milestones weighted toward revenue generation, gross profit, and financial liquidity, as detailed in the table below:

Milestones	Weight	Threshold	Target	Cutoff
Revenue (2026)	25%	$15,000,000	$20,000,000	$35,000,000
Gross Profit	50%	$4,500,000	$6,000,000	$10,500,000
Cash & Crypto (any 20 consecutive calendar days in 2026)	25%	$276,250,000	$325,000,000	$568,750,000

The revenue milestone now carries a reduced weight of 25% of each individual’s respective target incentive compensation, down from 75%, underscoring the Company’s prioritization of Gross Profit in 2026.

The new Gross Profit milestone carries a significant weight of 50% of each individual’s respective target incentive compensation.

The cash & crypto liquidity milestone, weighted at 25% of each individual’s respective target incentive compensation, is designed to ensure financial stability and strategic agility.

Payouts for all metrics range from 20% at the threshold level to a maximum of 250% at the cutoff level based on each individual’s respective target incentive compensation. To the extent any payout exceeds an individual’s target amount, the excess will be paid in stock options with a 7-year term that have an exercise price equal to the fair market value of the Company’s common stock at the time of grant and are subject to 1-year vesting from the date of grant, subject to continued employment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: March 16, 2026	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer